Exhibit 99.1

EA REPORTS FOURTH QUARTER AND FISCAL YEAR 2006 RESULTS

Number One on Xbox 360 in North America

Over 30 Titles in Development for Next Generation Consoles

REDWOOD CITY, CA – May 3, 2006 – Electronic Arts (NASDAQ: ERTS) today announced preliminary financial results for the fourth quarter and fiscal year ended March 31, 2006.

Fourth Quarter Results

Net revenue for the fourth quarter was $641 million, up 16 percent as compared with $553 million for the prior year. Sales were driven by EA SPORTS™ Fight Night Round 3, The Godfather™ The Game, BLACK™, Need for Speed™ Most Wanted, FIFA Street 2 and The Sims™2. Six titles sold over one million copies in the quarter compared with four a year ago.

Net loss for the quarter was $16 million, as compared with net income of $8 million for the prior year. Diluted loss per share was $0.05, as compared with diluted earnings per share of $0.02. The net loss was driven primarily by higher operating costs, including restructuring and acquisition-related charges, and certain tax adjustments recorded in the quarter.

Non-GAAP net income was $43 million as compared with $30 million for the prior year. Non-GAAP net income excludes $59 million of charges principally associated with acquisition-related activities, the repatriation of $375 million in foreign earnings in connection with the American Jobs Creation Act of 2004 and restructuring costs. Non-GAAP net income for the prior year excludes $22 million of charges associated with employment-related litigation and acquisition-related activities.

Non-GAAP diluted earnings per share were $0.14, as compared with $0.09 for the prior year. (Please see Non-GAAP Financial Measures and reconciliation information included in this release.)

Full Year Results

Net revenue for the fiscal year ended March 31, 2006 was $2.951 billion, down six percent as compared with $3.129 billion for the prior year. EA had 27 platinum titles (over one million copies sold) in fiscal 2006 as compared with 31 a year ago. Seven titles sold more than three million copies: Need for Speed Most Wanted, Madden NFL 06, FIFA 06, The Sims 2, Harry Potter and the Goblet of Fire™, NBA Live 06 and Burnout™ Revenge.

Net income for the year was $236 million as compared with $504 million for the prior year. Diluted earnings per share were $0.75 as compared with $1.59.

Non-GAAP net income for the year, which excludes certain items, was $301 million as compared with $543 million for the prior year. Non-GAAP diluted earnings per share were $0.96 as compared with $1.71. (Please see Non-GAAP Financial Measures and reconciliation information included in this release.)

Operating cash flow was $596 million as compared with $634 million a year ago.

“This transition is more than a console upgrade,” said Larry Probst, Chairman and Chief Executive Officer. “In addition to creating games for the PlayStation 3, Xbox 360 and Nintendo Wii, EA is positioning for global leadership in online, handhelds and mobile phones.”

“We continue to invest ahead of revenues for long-term leadership,” said Warren Jenson, Chief Financial and Administrative Officer. “We are well into the console transition and now have more than 30 next generation games in development.”

Highlights for the Year (comparisons are to the fiscal year ended March 31, 2005)

•	Net revenue: North America – down five percent to $1.584 billion; Europe – down nine percent to $1.174 billion; Asia — up seven percent to $193 million. Movements in foreign currency rates contributed $36 million, or one percent, of the decrease in total net revenue.

•	Xbox 360™ net revenue was $140 million, more than offsetting the decline in Xbox® net revenue.

•	Mobility-based net revenue, which includes handhelds and cellular handsets, was $393 million, up $275 million or 233 percent.

•	GAAP operating income was $325 million – compared to $669 million. Operating margin was 11 percent – compared to 21 percent a year ago.

•	Twelve titles reached double-platinum status (over two million copies sold).

•	Need for Speed Most Wanted was the number one title for EA.

•	EA released seven titles on the Xbox 360 resulting in 28 percent life-to date segment share in North America and an estimated 23 percent share in Europe.

•	EA extended its exclusive licenses for FIFA, Tiger Woods and Harry Potter.

•	EA signed an exclusive arrangement to develop games with Steven Spielberg and announced plans to bring The Simpsons to next generation consoles.

•	EA completed the acquisition of JAMDAT Mobile — the leader in mobile interactive entertainment in North America.

•	The Company completed its $750 million stock repurchase program.

Business Outlook

The following forward-looking statements, as well as those made above, reflect expectations as of May 3, 2006. Results may be materially different and are affected by many factors, such as: the timely release of next-generation hardware and the ability of console manufacturers to produce an adequate supply of consoles to meet demand, development delays on EA’s products, changes in foreign exchange rates, the overall global economy, the popular appeal of EA’s products, competition in the industry, EA’s effective tax rate, EA’s ability to secure key licenses and other factors detailed in this release and in EA’s annual and quarterly SEC filings. For example, EA’s expectations for the fiscal year ending March 31, 2007 are dependent on Sony’s ability to successfully launch the PlayStation®3 computer entertainment system in November 2006 and to provide sufficient supplies to satisfy consumer demand during the 2006 holiday season and first quarter of calendar 2007.

Fiscal First Quarter Expectations – Ending June 30, 2006

•	Net revenue is expected to be between $300 and $340 million.

•	GAAP diluted loss per share is expected to be between ($0.42) and ($0.36). This range includes approximately $0.09 of estimated stock-based compensation, $0.03 of amortization of intangible assets and $0.02 of estimated restructuring charges related to the reorganization and establishment of an International Publishing Headquarters in Geneva.

•	Non-GAAP diluted loss per share is expected to be between ($0.28) and ($0.22).

Fiscal Year Expectations – Ending March 31, 2007

•	Net revenue is expected to be between $2.7 and $2.95 billion.

•	GAAP diluted earnings (loss) per share are expected to be between ($0.15) and $0.15. This range includes approximately $0.30 of estimated stock-based compensation, $0.15 of amortization of intangible assets and $0.05 of estimated restructuring charges related to the reorganization and establishment of an International Publishing Headquarters in Geneva.

•	Non-GAAP diluted earnings per share are expected to be between $0.35 and $0.65.

Non-GAAP Financial Measures

To supplement the Company’s unaudited condensed consolidated financial statements presented in accordance with GAAP, Electronic Arts uses certain non-GAAP measures of financial performance. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. The non-GAAP financial measures used by Electronic Arts include non-GAAP operating income, non-GAAP net income and non-GAAP diluted earnings per share. These non-GAAP financial measures exclude the following items from the Company’s statement of operations:

•	Acquired in-process technology

•	Amortization of intangibles

•	Employee stock-based compensation

•	Restructuring charges

•	Certain litigation expense

•	Income tax adjustments (consisting of the income tax effect of the items listed above and one-time income tax adjustments)

In addition, Electronic Arts may consider whether other significant non-recurring items that arise in the future should also be excluded from the non-GAAP financial measures it uses.

Electronic Arts believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding the Company’s performance by excluding certain items that may not be indicative of the Company’s core business, operating results or future outlook. Electronic Arts’ management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing the Company’s operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate comparisons of the Company’s performance to prior periods. Electronic Arts further believes that where the adjustments used in calculating non-GAAP operating income, non-GAAP net income and non-GAAP diluted earnings per share are based on specific, identifiable charges that impact different line items in the Company’s statements of operations (including cost of goods sold, marketing and sales, general and administrative, research and development expense and income tax expense), that it is useful for investors to understand how these specific line items are affected by these adjustments.

In the financial tables below, Electronic Arts has provided a reconciliation of the most comparable GAAP financial measure to each non-GAAP financial measure used in this press release.

Conference Call

Electronic Arts will host a conference call on May 3, 2006 at 2:00 pm PT (5:00 pm ET) to review the results for the fourth quarter and full fiscal year ended March 31, 2006 and to discuss its outlook for the future. During the course of the call, Electronic Arts may also disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live through the following dial-in number (800) 946-0706, access code 220497, or a webcast: http://investor.ea.com.

A dial-in replay of the conference call will be provided until May 10, 2006 at (719) 457-0820, access code 220497. The webcast archive of the conference call will be available for one year at http://investor.ea.com.

Some statements set forth in this release, including the estimates under the heading “Business Outlook,” contain forward-looking statements that are subject to change. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: the timely release of next-generation hardware; the availability of an adequate supply of current-generation and next-generation hardware units (including the Microsoft Xbox 360, Sony PlayStation 3 and Nintendo Wii); the Company’s ability to predict consumer preferences among competing hardware platforms; consumer spending trends; the seasonal and cyclical nature of the interactive game segment; timely development and release of Electronic Arts’ products; competition in the interactive entertainment industry; the Company’s ability to manage expenses during fiscal year 2007, the Company’s ability to secure licenses to valuable entertainment properties on favorable terms; the Company’s ability to attract and retain key personnel; changes in the Company’s effective tax rates; adoption of new accounting regulations and standards; potential regulation of the Company’s products in key territories; developments in the law regarding protection of the Company’s products; fluctuations in foreign exchange rates; and other factors described in the Company’s annual report on Form 10-K for the year ended March 31, 2005 and Form 10-Q for the quarter ended December 31, 2005. These forward-looking statements speak only as of May 3, 2006. Electronic Arts assumes no obligation and does not intend to update these forward-looking statements, including those made under the “Business Outlook” heading. In addition, the financial results set forth in this release are estimates based on information currently available to Electronic Arts. While Electronic Arts believes these estimates are meaningful, they could differ from the actual amounts that Electronic Arts ultimately reports in its Annual Report on Form 10-K for the fiscal year ended March 31, 2006. Electronic Arts assumes no obligation and does not intend to update these estimates prior to filing its Form 10-K for the fiscal year ended March 31, 2006.

About Electronic Arts

Electronic Arts Inc. (EA), headquartered in Redwood City, California, is the world’s leading interactive entertainment software company. Founded in 1982, the company develops, publishes, and distributes interactive software worldwide for videogame systems, personal computers and the Internet. Electronic Arts markets its products under four brand names: EA SPORTSTM, EATM, EA SPORTS BIGTM and POGOTM. In fiscal 2006, EA posted revenue of $2.95 billion and had 27 titles that sold more than one million copies. EA’s homepage and online game site is www.ea.com. More information about EA’s products and full text of press releases can be found on the Internet at http://info.ea.com.

Electronic Arts, EA, EA SPORTS, EA SPORTS BIG, POGO, Black, Need for Speed, Burnout and The Sims are trademarks or registered trademarks of Electronic Arts Inc. in the U.S. and/or other countries. FIFA, John Madden, NFL , NBA and Tiger Woods are property of their respective owners and used with permission. The Godfather ™, ® and © 2006 Paramount Pictures. All Rights Reserved. HARRY POTTER and all related characters and elements are trademarks of and © Warner Bros. Entertainment Inc. Harry Potter Publishing Rights © JKR. Xbox and Xbox 360 are registered trademarks or trademarks of Microsoft Corporation in the U.S. and/or other countries. PlayStation is a registered trademark of Sony Computer Entertainment Inc. Wii is a trademark of Nintendo. All other trademarks are the property of their respective owners.

For additional information, please contact:

Tricia Gugler	Jeff Brown
Director, Investor Relations	Vice President, Corporate Communications
650-628-7327	650-628-7922

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Operations

(in millions, except per share data)

	Three Months Ended March 31,		Year Ended March 31,
	2006	2005	2006	2005 (a)
Net revenue	$641	$553	$2,951	$3,129
Cost of goods sold	244	233	1,181	1,197

Gross profit	397	320	1,770	1,932

Operating expenses:
Marketing and sales	102	87	431	391
General and administrative	54	66	215	221
Research and development	188	161	758	633
Amortization of intangibles	4	1	7	3
Acquired in-process technology	7	4	8	13
Restructuring charges	17	1	26	2

Total operating expenses	372	320	1,445	1,263

Operating income	25	—	325	669

Interest and other income, net	14	12	64	56

Income before provision for income taxes and minority interest	39	12	389	725
Provision for income taxes	54	4	147	221

Income (loss) before minority interest	(15)	8	242	504
Minority interest	(1)	—	(6)	—

Net income (loss)	$(16)	$8	$236	$504

Earnings (loss) per share:
Basic	$(0.05)	$0.02	$0.78	$1.65
Diluted	$(0.05)	$0.02	$0.75	$1.59

Number of shares used in computation:
Basic	304	309	304	305
Diluted	304	322	314	318

(a)	Derived from audited financial statements.

Non-GAAP Results (in millions, except per share data)

The following table reconciles the Company’s net income (loss) and diluted earnings per share as presented in its Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) with its non-GAAP net income and non-GAAP earnings per share. The Company’s non-GAAP net income and non-GAAP earnings per share exclude acquired in-process technology, amortization of intangibles, employee stock-based compensation, restructuring charges, and certain litigation expense. In addition, the Company’s non-GAAP net income and non-GAAP earnings per share also exclude income tax adjustments consisting of the income tax expense associated with the foregoing excluded items and the impact of one-time income tax adjustments.

	Three Months Ended March 31,		Year Ended March 31,
	2006	2005	2006	2005
Net income (loss)	$(16)	$8	$236	$504
Acquired in-process technology	7	4	8	13
Amortization of intangibles	8	2	16	5
Employee stock-based compensation	2	2	3	6
Restructuring charges	17	1	26	2
Certain litigation expense	(1)	21	—	21
Income tax adjustments	26	(8)	12	(8)

Non-GAAP net income	$43	$30	$301	$543

Non-GAAP diluted earnings per share	$0.14	$0.09	$0.96	$1.71
Number of shares used in non-GAAP diluted earnings per share computation	312	322	314	318

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Balance Sheets

(in millions)

	March 31, 2006	March 31, 2005 (a)
ASSETS

Current assets:
Cash, cash equivalents and short-term investments	$2,272	$2,958
Marketable equity securities	160	140
Receivables, net of allowances of $232 million and $162 million, respectively	199	296
Inventories	61	62
Deferred income taxes	86	86
Other current assets	234	164

Total current assets	3,012	3,706

Property and equipment, net	392	353
Investment in affiliates	11	10
Goodwill	647	153
Other intangibles, net	232	36
Deferred income taxes	—	19
Other assets	92	93

Total Assets	$4,386	$4,370

LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$163	$134
Accrued and other liabilities	706	673

Total current liabilities	869	807

Other liabilities	97	54

Total liabilities	966	861

Minority interest	12	11

Stockholders’ equity:
Common stock	3	3
Paid-in capital	1,081	1,434
Retained earnings	2,241	2,005
Accumulated other comprehensive income	83	56

Total stockholders’ equity	3,408	3,498

Total Liabilities, Minority Interest and Stockholders’ Equity	$4,386	$4,370

(a)	Derived from audited financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Cash Flows

(in millions)

	Three Months Ended March 31,		Year Ended March 31,
	2006	2005	2006	2005 (a)
OPERATING ACTIVITIES
Net income (loss)	$(16)	$8	$236	$504
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	27	22	95	75
Minority interest	1	—	6	—
Realized (gains) losses on investments and sale of property and equipment	7	2	7	(8)
Stock-based compensation	2	2	3	6
Tax benefit from exercise of stock options	16	40	133	75
Acquired in-process technology	7	4	8	13
Other operating activities	—	(2)	—	—
Change in assets and liabilities:
Receivables, net	347	608	104	(80)
Inventories	8	17	(3)	(14)
Other assets	(36)	(20)	(71)	(35)
Accounts payable	(18)	(56)	31	28
Accrued and other liabilities	(13)	(176)	39	46
Deferred income taxes	5	25	8	24

Net cash provided by operating activities	337	474	596	634

INVESTING ACTIVITIES
Capital expenditures	(36)	(44)	(123)	(126)
Proceeds from sale of property and equipment	2	—	2	16
Proceeds from sale of marketable equity securities	—	—	4	4
Purchase of marketable equity securities	—	(90)	—	(90)
Purchase of investment in affiliates	—	—	(2)	(2)
Proceeds from sale of investment in affiliate	—	—	2	—
Proceeds from maturities and sales of short-term investments	479	99	1,427	996
Purchase of short-term investments	(408)	(194)	(755)	(2,442)
Acquisition of subsidiary, net of cash acquired	(658)	(22)	(661)	(81)
Other investing activities	—	1	(2)	(1)

Net cash used in investing activities	(621)	(250)	(108)	(1,726)

FINANCING ACTIVITIES
Proceeds from sale of common stock through employee stock plans and other plans	55	94	206	241
Repurchase and retirement of common stock	—	(10)	(709)	(41)

Net cash provided by (used in) financing activities	55	84	(503)	200

Effect of foreign exchange on cash and cash equivalents	9	(1)	(13)	12

Increase (decrease) in cash and cash equivalents	(220)	307	(28)	(880)
Beginning cash and cash equivalents	1,462	963	1,270	2,150

Ending cash and cash equivalents	1,242	1,270	1,242	1,270
Short-term investments	1,030	1,688	1,030	1,688

Ending cash, cash equivalents and short-term investments	$2,272	$2,958	$2,272	$2,958

(a)	Derived from audited financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(in millions, except per share and percentage data)

GAAP and Non-GAAP Results (in millions, except per share and percentage data)

The following table presents the Company’s Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with GAAP reconciled to its non-GAAP Unaudited Condensed Consolidated Statements of Operations. The Company’s non-GAAP results exclude acquisition accounting expenses (consisting of acquired in-process technology and amortization of intangibles), employee stock-based compensation, restructuring charges, and other charges, if any (consisting of asset impairment charges, certain litigation expense and other-than-temporary impairment of investments in affiliates). In addition, the Company’s non-GAAP results also exclude income tax adjustments consisting of the income tax expense associated with the foregoing excluded items and the impact of one-time income tax adjustments.

	Three Months Ended March 31, 2006					Three Months Ended March 31, 2005
	GAAP Results	Percent of Net Revenue	Total Non-GAAP Adjustments	Non-GAAP Results	Percent of Net Revenue	GAAP Results	Percent of Net Revenue	Total Non-GAAP Adjustments	Non-GAAP Results	Percent of Net Revenue
Net revenue	$641	100%	$—	$641	100%	$553	100%	$—	$553	100%
Cost of goods sold	244	38%	(4)	240	38%	233	42%	(1)	232	42%

Gross profit	397	62%	4	401	62%	320	58%	1	321	58%

Operating expenses:
Marketing and sales	102	16%	—	102	16%	87	16%	—	87	16%
General and administrative	54	8%	—	54	8%	66	12%	(21)	45	8%
Research and development	188	29%	(1)	187	29%	161	29%	(2)	159	29%
Amortization of intangibles	4	1%	(4)	—	—	1	—	(1)	—	—
Acquired in-process technology	7	1%	(7)	—	—	4	1%	(4)	—	—
Restructuring charges	17	3%	(17)	—	—	1	—	(1)	—	—

Total operating expenses	372	58%	(29)	343	53%	320	58%	(29)	291	53%

Operating income	25	4%	33	58	9%	—	—	30	30	5%

Interest and other income, net	14	2%	—	14	2%	12	2%	—	12	2%

Income before provision for income taxes and minority interest	39	6%	33	72	11%	12	2%	30	42	7%

Provision for income taxes	54	8%	(26)	28	4%	4	1%	8	12	2%

Income (loss) before minority interest	(15)	(2)%	59	44	7%	8	1%	22	30	5%

Minority interest	(1)	—	—	(1)	—	—	—	—	—	—

Net income (loss)	$(16)	(2)%	$59	$43	7%	$8	1%	$22	$30	5%

Earnings (loss) per share:
Basic	$(0.05)			$0.14		$0.02			$0.10
Diluted	$(0.05)			$0.14		$0.02			$0.09

Number of shares used in computation:
Basic	304			304		309			309
Diluted	304			312		322			322

	Three Months Ended March 31, 2006					Three Months Ended March 31, 2005
	GAAP Results	Percent Change YoY	Total Non- GAAP Adjustments	Non-GAAP Results	Percent Change YoY	GAAP Results	Percent Change YoY	Total Non- GAAP Adjustments	Non-GAAP Results	Percent Change YoY
Cost of goods sold	$244	5%	$(4)	$240	3%	$233	3%	$(1)	$232	3%

Marketing and sales	102	17%	—	102	17%	87	30%	—	87	30%
General and administrative	54	(18)%	—	54	20%	66	43%	(21)	45	(2)%
Research and development	188	17%	(1)	187	18%	161	4%	(2)	159	3%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(in millions, except per share and percentage data)

GAAP and Non-GAAP Results (in millions, except per share and percentage data)

The following table presents the Company’s Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with GAAP reconciled to its non-GAAP Unaudited Condensed Consolidated Statements of Operations. The Company’s non-GAAP results exclude acquisition accounting expenses (consisting of acquired in-process technology and amortization of intangibles), employee stock-based compensation, restructuring charges, and other charges, if any (consisting of asset impairment charges, certain litigation expense and other-than-temporary impairment of investments in affiliates). In addition, the Company’s non-GAAP results also exclude income tax adjustments consisting of the income tax expense associated with the foregoing excluded items and the impact of one-time income tax adjustments.

	Year Ended March 31, 2006					Year Ended March 31, 2005
	GAAP Results	Percent of Net Revenue	Total Non-GAAP Adjustments	Non-GAAP Results	Percent of Net Revenue	GAAP Results	Percent of Net Revenue	Total Non-GAAP Adjustments	Non-GAAP Results	Percent of Net Revenue
Net revenue	$2,951	100%	$—	$2,951	100%	$3,129	100%	$—	$3,129	100%
Cost of goods sold	1,181	40%	(9)	1,172	39%	1,197	38%	(2)	1,195	38%

Gross profit	1,770	60%	9	1,779	61%	1,932	62%	2	1,934	62%

Operating expenses:
Marketing and sales	431	15%	—	431	15%	391	13%	—	391	13%
General and administrative	215	7%	(1)	214	7%	221	7%	(21)	200	6%
Research and development	758	26%	(2)	756	26%	633	20%	(6)	627	20%
Amortization of intangibles	7	—	(7)	—	—	3	—	(3)	—	—
Acquired in-process technology	8	—	(8)	—	—	13	1%	(13)	—	—
Restructuring charges	26	1%	(26)	—	—	2	—	(2)	—	—

Total operating expenses	1,445	49%	(44)	1,401	48%	1,263	41%	(45)	1,218	39%

Operating income	325	11%	53	378	13%	669	21%	47	716	23%

Interest and other income, net	64	2%	—	64	2%	56	2%	—	56	2%

Income before provision for income taxes and minority interest	389	13%	53	442	15%	725	23%	47	772	25%

Provision for income taxes	147	5%	(12)	135	5%	221	7%	8	229	8%

Income before minority interest	242	8%	65	307	10%	504	16%	39	543	17%

Minority interest	(6)	—	—	(6)	—	—	—	—	—	—

Net income	$236	8%	$65	$301	10%	$504	16%	$39	$543	17%

Earnings per share:
Basic	$0.78			$0.99		$1.65			$1.78
Diluted	$0.75			$0.96		$1.59			$1.71

Number of shares used in computation:
Basic	304			304		305			305
Diluted	314			314		318			318

	Year Ended March 31, 2006					Year Ended March 31, 2005
	GAAP Results	Percent Change YoY	Total Non- GAAP Adjustments	Non-GAAP Results	Percent Change YoY	GAAP Results	Percent Change YoY	Total Non- GAAP Adjustments	Non-GAAP Results	Percent Change YoY
Cost of goods sold	$1,181	(1)%	$(9)	$1,172	(2)%	$1,197	9%	$(2)	$1,195	8%

Marketing and sales	431	10%	—	431	10%	391	5%	—	391	6%
General and administrative	215	(3)%	(1)	214	7%	221	20%	(21)	200	8%
Research and development	758	20%	(2)	756	21%	633	24%	(6)	627	23%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(in millions, except per share data)

GAAP and Non-GAAP Results (in millions, except per share data)

The following table presents the Company’s Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with GAAP reconciled to its non-GAAP Unaudited Condensed Consolidated Statements of Operations. The Company’s non-GAAP results exclude acquisition accounting expenses (consisting of acquired in-process technology and amortization of intangibles), employee stock-based compensation, restructuring charges, and other charges, if any (consisting of asset impairment charges, certain litigation expense and other-than-temporary impairment of investments in affiliates). In addition, the Company’s non-GAAP results also exclude income tax adjustments consisting of the income tax expense associated with the foregoing excluded items and the impact of one-time income tax adjustments.

	Three Months Ended March 31, 2006
	GAAP Results	Acquisition Accounting Expenses	Equity Based Compensation	Restructuring Charges	Other (1)	Income Tax Adjustments	Total Non-GAAP Adjustments	Non-GAAP Results
Net revenue	$641	$—	$—	$—	$—	$—	$—	$641
Cost of goods sold	244	(4)	—	—	—	—	(4)	240

Gross profit	397	4	—	—	—	—	4	401

Operating expenses:
Marketing and sales	102	—	—	—	—	—	—	102
General and administrative	54	—	(1)	—	1	—	—	54
Research and development	188	—	(1)	—	—	—	(1)	187
Amortization of intangibles	4	(4)	—	—	—	—	(4)	—
Acquired in-process technology	7	(7)	—	—	—	—	(7)	—
Restructuring charges	17	—	—	(17)	—	—	(17)	—

Total operating expenses	372	(11)	(2)	(17)	1	—	(29)	343

Operating income	25	15	2	17	(1)	—	33	58

Interest and other income, net	14	—	—	—	—	—	—	14

Income before provision for income taxes and minority interest	39	15	2	17	(1)	—	33	72

Provision for income taxes	54	—	—	—	—	(26)	(26)	28

Income (loss) before minority interest	(15)	15	2	17	(1)	26	59	44

Minority interest	(1)	—	—	—	—	—	—	(1)

Net income (loss)	$(16)	$15	$2	$17	$(1)	$26	$59	$43

Earnings (loss) per share:
Basic	$(0.05)							$0.14
Diluted	$(0.05)							$0.14

Number of shares used in computation:
Basic	304							304
Diluted	304							312

	Three Months Ended March 31, 2005
	GAAP Results	Acquisition Accounting Expenses	Equity Based Compensation	Restructuring Charges	Other (1)	Income Tax Adjustments	Total Non- GAAP Adjustments	Non-GAAP Results
Net revenue	$553	$—	$—	$—	$—	$—	$—	$553
Cost of goods sold	233	(1)	—	—	—	—	(1)	232

Gross profit	320	1	—	—	—	—	1	321

Operating expenses:
Marketing and sales	87	—	—	—	—	—	—	87
General and administrative	66	—	—	—	(21)	—	(21)	45
Research and development	161	—	(2)	—	—	—	(2)	159
Amortization of intangibles	1	(1)	—	—	—	—	(1)	—
Acquired in-process technology	4	(4)	—	—	—	—	(4)	—
Restructuring charges	1	—	—	(1)	—	—	(1)	—

Total operating expenses	320	(5)	(2)	(1)	(21)	—	(29)	291

Operating income	—	6	2	1	21	—	30	30

Interest and other income, net	12	—	—	—	—	—	—	12

Income before provision for income taxes and minority interest	12	6	2	1	21	—	30	42

Provision for income taxes	4	—	—	—	—	8	8	12

Income before minority interest	8	6	2	1	21	(8)	22	30

Minority interest	—	—	—	—	—	—	—	—

Net income	$8	$6	$2	$1	$21	$(8)	$22	$30

Earnings per share:
Basic	$0.02							$0.10
Diluted	$0.02							$0.09

Number of shares used in computation:
Basic	309							309
Diluted	322							322

(1)	Other includes litigation expense of $<1M> and $21M for the three months ended March 31, 2006 and March 31, 2005, respectively.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(in millions, except per share data)

GAAP and Non-GAAP Results (in millions, except per share data)

The following table presents the Company’s Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with GAAP reconciled to its non-GAAP Unaudited Condensed Consolidated Statements of Operations. The Company’s non-GAAP results exclude acquisition accounting expenses (consisting of acquired in-process technology and amortization of intangibles), employee stock-based compensation, restructuring charges, and other charges, if any (consisting of asset impairment charges, certain litigation expense and other-than-temporary impairment of investments in affiliates). In addition, the Company’s non-GAAP results also exclude income tax adjustments consisting of the income tax expense associated with the foregoing excluded items and the impact of one-time income tax adjustments.

	Year Ended March 31, 2006
	GAAP Results	Acquisition Accounting Expenses	Equity Based Compensation	Restructuring Charges	Other	Income Tax Adjustments	Total Non-GAAP Adjustments	Non-GAAP Results
Net revenue	$2,951	$—	$—	$—	$—	$—	$—	$2,951
Cost of goods sold	1,181	(9)	—	—	—	—	(9)	1,172

Gross profit	1,770	9	—	—	—	—	9	1,779

Operating expenses:
Marketing and sales	431	—	—	—	—	—	—	431
General and administrative	215	—	(1)	—	—	—	(1)	214
Research and development	758	—	(2)	—	—	—	(2)	756
Amortization of intangibles	7	(7)	—	—	—	—	(7)	—
Acquired in-process technology	8	(8)	—	—	—	—	(8)	—
Restructuring charges	26	—	—	(26)	—	—	(26)	—

Total operating expenses	1,445	(15)	(3)	(26)	—	—	(44)	1,401

Operating income	325	24	3	26	—	—	53	378

Interest and other income, net	64	—	—	—	—	—	—	64

Income before provision for income taxes and minority interest	389	24	3	26	—	—	53	442

Provision for income taxes	147	—	—	—	—	(12)	(12)	135

Income before minority interest	242	24	3	26	—	12	65	307

Minority interest	(6)	—	—	—	—	—	—	(6)

Net income	$236	$24	$3	$26	$—	$12	$65	$301

Earnings per share:
Basic	$0.78							$0.99
Diluted	$0.75							$0.96

Number of shares used in computation:
Basic	304							304
Diluted	314							314

	Year Ended March 31, 2005
	GAAP Results	Acquisition Accounting Expenses	Equity Based Compensation	Restructuring Charges	Other (1)	Income Tax Adjustments	Total Non-GAAP Adjustments	Non-GAAP Results
Net revenue	$3,129	$—	$—	$—	$—	$—	$—	$3,129
Cost of goods sold	1,197	(2)	—	—	—	—	(2)	1,195

Gross profit	1,932	2	—	—	—	—	2	1,934

Operating expenses:
Marketing and sales	391	—	—	—	—	—	—	391
General and administrative	221	—	—	—	(21)	—	(21)	200
Research and development	633	—	(6)	—	—	—	(6)	627
Amortization of intangibles	3	(3)	—	—	—	—	(3)	—
Acquired in-process technology	13	(13)	—	—	—	—	(13)	—
Restructuring charges	2	—	—	(2)	—	—	(2)	—

Total operating expenses	1,263	(16)	(6)	(2)	(21)	—	(45)	1,218

Operating income	669	18	6	2	21	—	47	716

Interest and other income, net	56	—	—	—	—	—	—	56

Income before provision for income taxes and minority interest	725	18	6	2	21	—	47	772

Provision for income taxes	221	—	—	—	—	8	8	229

Income before minority interest	504	18	6	2	21	(8)	39	543

Minority interest	—	—	—	—	—	—	—	—

Net income	$504	$18	$6	$2	$21	$(8)	$39	$543

Earnings per share:
Basic	$1.65							$1.78
Diluted	$1.59							$1.71

Number of shares used in computation:
Basic	305							305
Diluted	318							318

(1)	Other includes litigation expense of $21M in the year ended March 31, 2005.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q4 FY05	Q1 FY06	Q2 FY06	Q3 FY06	Q4 FY06	YOY % Change
CONSOLIDATED FINANCIAL DATA
Net revenue	553	365	675	1,270	641	16%
Net revenue - trailing twelve months (“TTM”)	3,129	3,062	3,021	2,863	2,951	(6)%

Gross profit	320	214	391	768	397	24%
Gross margin - % of net revenue	58%	59%	58%	60%	62%
Gross profit - TTM	1,932	1,891	1,850	1,693	1,770	(8)%
Gross margin - TTM % of net revenue	62%	62%	61%	59%	60%

Operating income (loss)	—	(96)	49	347	25	N/M
Operating income (loss) margin - % of net revenue	—	(26)%	7%	27%	4%
Operating income - TTM	669	548	472	300	325	(51)%
Operating income margin - TTM % of net revenue	21%	18%	16%	10%	11%

Net income (loss)	8	(58)	51	259	(16)	(300)%
Diluted earnings (loss) per share	$0.02	$(0.19)	$0.16	$0.83	$(0.05)	(350)%
Net income - TTM	504	422	376	260	236	(53)%
Diluted earnings per share - TTM	$1.59	$1.32	$1.17	$0.82	$0.75	(53)%

Non-GAAP operating income (loss) (a)	30	(92)	54	359	58	93%
Non-GAAP operating income (loss) margin - % of net revenue	5%	(25)%	8%	28%	9%
Non-GAAP operating income - TTM (a)	716	599	528	352	378	(47)%
Non-GAAP operating income margin - TTM % of net revenue	23%	20%	17%	12%	13%

Non-GAAP net income (loss) (a)	30	(55)	46	268	43	43%
Non-GAAP diluted earnings (loss) per share (a)	$0.09	$(0.18)	$0.15	$0.86	$0.14	56%
Non-GAAP net income - TTM (a)	543	464	412	289	301	(45)%
Non-GAAP diluted earnings per share - TTM (a)	$1.71	$1.45	$1.28	$0.92	$0.96	(44)%

CASH FLOW DATA
Operating cash flow	474	(31)	12	278	337	(29)%
Operating cash flow - TTM	634	669	592	733	596	(6)%

Capital expenditures	44	33	23	31	36	(18)%
Capital expenditures - TTM	126	133	137	131	123	(2)%

BALANCE SHEET DATA
Cash, cash equivalents and short term investments	2,958	2,573	2,230	2,556	2,272	(23)%
Marketable equity securities	140	176	182	167	160	14%
Receivables, net	296	167	328	567	199	(33)%
Inventories	62	66	74	76	61	(2)%

OTHER
Employees	6,122	6,365	6,608	6,819	7,175	17%
Diluted weighted-average shares	322	308	314	311	304

(a)	Please see attached Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q4 FY05	Q1 FY06	Q2 FY06	Q3 FY06	Q4 FY06	YOY % Change
GEOGRAPHIC REVENUE MIX
North America Revenue	288	184	443	618	340	18%
International Revenue	265	181	232	652	301	14%

Europe Revenue	218	144	191	577	262	20%
Asia Revenue	47	37	41	75	39	(17)%

Net Revenue	553	365	675	1,270	641	16%

GEOGRAPHIC REVENUE MIX - as a % of Net Revenue
North America Revenue	52%	50%	66%	49%	53%
International Revenue	48%	50%	34%	51%	47%

Europe Revenue	40%	40%	28%	45%	41%
Asia Revenue	8%	10%	6%	6%	6%

Net Revenue	100%	100%	100%	100%	100%

PLATFORM REVENUE MIX
Sony PlayStation 2	196	117	304	495	211	8%
Xbox	83	44	136	152	68	(18)%
Xbox 360	—	—	—	76	64	N/M
Nintendo GameCube	37	22	27	69	17	(54)%
Other consoles	1	—	—	1	—	(100)%

Total Consoles	317	183	467	793	360	14%

PC	85	74	91	148	104	22%

PSP	18	33	45	120	54	200%
Nintendo DS	7	12	8	36	11	57%
Game Boy Advance	9	6	7	35	8	(11)%
Cellular Handsets	—	1	2	1	15	N/M

Total Mobility	34	52	62	192	88	159%

Co-publishing and Distribution	89	30	32	99	52	(42)%

Subscription Services	16	15	14	16	17	6%
Licensing, Advertising & Other	12	11	9	22	20	67%

Total Internet Services, Licensing & Other	28	26	23	38	37	32%

Net Revenue	553	365	675	1,270	641	16%

PLATFORM REVENUE MIX - as a % of Net Revenue
Sony PlayStation 2	36%	32%	45%	39%	33%
Xbox	15%	12%	20%	12%	10%
Xbox 360	—	—	—	6%	10%
Nintendo GameCube	7%	6%	4%	5%	3%
Other consoles	—	—	—	—	—

Total Consoles	58%	50%	69%	62%	56%

PC	15%	21%	14%	12%	16%

PSP	3%	9%	7%	9%	9%
Nintendo DS	1%	3%	1%	3%	2%
Game Boy Advance	2%	2%	1%	3%	1%
Cellular Handsets	—	—	—	—	2%

Total Mobility	6%	14%	9%	15%	14%

Co-publishing and Distribution	16%	8%	5%	8%	8%

Subscription Services	3%	4%	2%	1%	3%
Licensing, Advertising & Other	2%	3%	1%	2%	3%

Total Internet Services, Licensing & Other	5%	7%	3%	3%	6%

Net Revenue	100%	100%	100%	100%	100%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q4 FY05	Q1 FY06	Q2 FY06	Q3 FY06	Q4 FY06	YOY % Change
Platform SKU Release Mix
Sony PlayStation 2	6	3	9	8	8	33%
Xbox	6	3	9	8	8	33%
Xbox 360	—	—	—	5	2	N/M
Nintendo GameCube	5	2	6	5	1	(80)%
Other consoles	—	—	—	—	—	N/M

Total Consoles	17	8	24	26	19	12%

PC	5	2	6	7	7	40%

PSP	3	3	3	8	2	(33)%
Nintendo DS	—	2	2	5	1	N/M
Game Boy Advance	—	1	2	3	—	N/M

Total Mobility	3	6	7	16	3	—

Total SKUs	25	16	37	49	29	16%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Schedule of Earnings Adjusted for Stock-Based Compensation

(in millions, except per share data)

Had the Company’s stock-based compensation plans been measured on the estimated fair value at the grant dates in accordance with the provisions of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation”, the Company estimates that its reported net income (loss) and net earnings (loss) per share would have been the pro forma amounts indicated below:

	Three Months Ended March 31,		Year Ended March 31,
	2006	2005	2006	2005
Net income (loss) - as reported	$(16)	$8	$236	$504

Stock-based compensation	(13)	(19)	(83)	(79)

Net income (loss) - pro forma	$(29)	$(11)	$153	$425

Net earnings (loss) per share:
As reported - basic	$(0.05)	$0.02	$0.78	$1.65

Pro forma - basic	$(0.10)	$(0.04)	$0.50	$1.39

As reported - diluted	$(0.05)	$0.02	$0.75	$1.59

Pro forma - diluted	$(0.10)	$(0.04)	$0.49	$1.35

Note: Commencing April 1, 2006, the Company will adopt SFAS 123R and accordingly begin to expense stock-based compensation in its Condensed Consolidated Statement of Operations.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Fact Sheet for Q4 Fiscal 2006

Q4 Product Releases	Platform
• Arena Football™	PlayStation®2
• BLACK™	PlayStation 2
• FIFA Street 2	PlayStation 2
• EA SPORTS™ Fight Night Round 3	PlayStation 2
• MVP™ 06 NCAA® Baseball	PlayStation 2
• EA SPORTS™ Rugby 06	PlayStation 2
• The Godfather™ The Game	PlayStation 2
• The Godfather The Game Collectors Edition	PlayStation 2
• Arena Football	Xbox®
• BLACK	Xbox
• FIFA Street 2	Xbox
• EA SPORT Fight Night Round 3	Xbox
• MVP 06 NCAA Baseball	Xbox
• EA SPORTS Rugby 06	Xbox
• The Godfather The Game	Xbox
• The Godfather The Game Collectors Edition	Xbox
• Burnout™ Revenge	XBOX 360™
• EA SPORT Fight Night Round 3	XBOX 360
• FIFA Street 2	Nintendo GameCube™
• Battlefield 2™: Euro Force™ Booster Pack	PC
• Command & Conquer™ The First Decade	PC
• The Lord of the Rings™, The Battle for Middle-earth™ II Collectors Edition	PC
• The Lord of the Rings, The Battle for Middle-earth II	PC
• EA SPORTS Rugby 06	PC
• The Godfather The Game	PC
• The Sims™ 2 Open for Business	PC
• FIFA Street 2	PSP™
• EA SPORT Fight Night Round 3	PSP
• FIFA Street 2	Nintendo DS™

Co-pub, International only and Others (not in SKU count)

• Day of Defeat™ Source™**	PC

**Distribution Deal

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